SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

February 24, 2003

CT COMMUNICATIONS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NORTH CAROLINA

0-19179

56-1837282

(STATE OR OTHER

(COMMISSION

(IRS EMPLOYER

JURISDICTION

FILE NUMBER)

 IDENTIFICATION

OF INCORPORATION)

NUMBER)

CT COMMUNICATIONS, INC.

1000 PROGRESS PLACE NE

P.O. BOX 227

CONCORD, NORTH CAROLINA

28026-0227

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

(704) 722-2500

ITEM 5.  OTHER EVENTS

In the course of the preparation of its financial statements for the fiscal year 2002, the Company identified accounting errors in estimating certain revenues and expenses in prior periods.  Specifically, the Company determined that estimates for certain access revenues and network expenses, as well as several settlement processes with other telephone companies, were incorrect.

 The cumulative after-tax effect of these errors is expected to result in the Company recording additional net income of $12,000 during the periods from January 1, 2000 through September 30, 2002.  These errors are expected to result in additions (reductions) to net income (loss) of ($49,000), $297,000, and ($236,000) for the years ended December 31, 2000 and 2001, and the nine months ended September 30, 2002, respectively.  The Company also plans to restate retained earnings at January 1, 2000 to reflect an estimated cumulative reduction in after tax net income of $227,000.

Current assets are expected to increase $2,478,000 and $2,536,000 from the previously reported amounts of  $39,110,000 and $38,090,000 at December 31, 2001 and September 30, 2002, respectively.  In addition, current liabilities are expected to increase $2,458,000 and $2,750,000 from the previously reported amounts of $20,007,000 and $22,909,000 at December 31, 2001 and September 30, 2002, respectively.

The Company plans to present the restated information in its Annual Report on Form 10-K for the fiscal year ended December 31, 2002. The Company is evaluating whether any restatement is required with respect to previously reported quarterly results of operations, selected financial data and segment data. The Company will restate this information as necessary. The Company has made appropriate modifications to refine its process of estimating certain revenues and expenses for future reporting periods.

Certain statements contained in this report are "forward-looking statements," within the meaning of federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks, uncertainties and assumptions made by management, including, among other things, statements concerning, or relating to the implications of, the Company’s financial results for prior reporting periods.  In some cases, these forward-looking statements can be identified by the use of words such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "project," "intend" or "potential" or the negative of those words or other comparable words. These forward-looking statements may differ materially from actual events or results because they involve estimates, assumptions and uncertainties and should be viewed with caution. Important factors that could cause such differences include, but are not limited to, the results of the Company’s current financial review, and the completion and audit of the financial statements, including such financial statements as restated.  We undertake no obligation to update or revise any forward-looking statements, whether as the result of new information, future events or otherwise. Readers are also directed to consider the risks, uncertainties and other factors discussed in documents filed by us with the Securities and Exchange Commission, including those matters summarized under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CT Communications, Inc.

Date: February 24, 2003

By:

Ron A. Marino

Chief Accounting Officer